Supplement to the
Fidelity Advisor® Event Driven Opportunities Fund
Class A, Class M, Class C, Class I and Class Z
June 29, 2019
Prospectus

On January 15, 2020, the Board of Trustees approved a plan of liquidation for Fidelity Advisor® Event Driven Opportunities Fund (the fund). Following Board approval, the fund’s assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation. The fund is expected to liquidate on or about March 27, 2020. Effective as of the close of business on January 15, 2020, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on January 15, 2020 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by January 15, 2020, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by January 15, 2020, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since January 15, 2020, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 5) by a portfolio manager of the fund, and 6) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Effective after the close of business on February 14, 2020, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

AEDO-20-01 1.9881459.107	January 16, 2020

Supplement to the
Fidelity® Event Driven Opportunities Fund
June 29, 2019
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Concord Street Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Event Driven Opportunities Fund and Fidelity® Low-Priced Stock Fund pursuant to which Fidelity® Event Driven Opportunities Fund would be reorganized on a tax-free basis with and into Fidelity® Low-Priced Stock Fund.

As a result of the proposed Reorganization, shareholders of Fidelity® Event Driven Opportunities Fund would receive shares of Fidelity® Low-Priced Stock Fund.

The Agreement provides for the transfer of all of the assets of Fidelity® Event Driven Opportunities Fund in exchange for shares of Fidelity® Low-Priced Stock Fund equal in value to the net assets of Fidelity® Event Driven Opportunities Fund and the assumption by Fidelity® Low-Priced Stock Fund of all of the liabilities of Fidelity® Event Driven Opportunities Fund. After the exchange, Fidelity® Event Driven Opportunities Fund will distribute the Fidelity® Low-Priced Stock Fund shares to its shareholders pro rata, in liquidation of Fidelity® Event Driven Opportunities Fund. As a result, shareholders of Fidelity® Event Driven Opportunities Fund will become shareholders of Fidelity® Low-Priced Stock Fund (these transactions are collectively referred to as the “Reorganization”).

A Special Meeting (the “Meeting”) of the Shareholders of Fidelity® Event Driven Opportunities Fund is expected to be held during the second quarter of 2020 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity® Event Driven Opportunities Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about June 19, 2020. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise (an "Adjournment"), the Reorganization will become effective, if approved, as soon as practicable thereafter.

In connection with seeking shareholder approval of the Agreement, effective the close of business on January 15, 2020, new positions in Fidelity® Event Driven Opportunities Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on January 15, 2020 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by January 15, 2020, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by January 15, 2020, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since January 15, 2020, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 5) by a portfolio manager of the fund, and 6) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity Event Driven Opportunities Fund. Prior to such liquidation the fund’s assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation. In this event, effective after the close of business on May 20, 2020 (or such later date as may be required in connection with an Adjournment), the fund will no longer permit new positions in the fund to be opened. Existing shareholders will be permitted to continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation on or about June 19, 2020 or as soon as practicable thereafter in the event of an Adjournment.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Low-Priced Stock Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).

EDO-20-01 1.9898157.100	January 16, 2020